UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8‑K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 4, 2016 (July 31, 2016)

HEALTHWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 614-4929
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 4, 2016, Healthways, Inc. (the "Company") entered into an Eighth Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement (the "Credit Agreement Amendment"), which amends the Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated June 8, 2012, among the Company, certain lenders, SunTrust Bank, as Administrative Agent, and certain other agents and arrangers, as previously amended (the "Fifth Amended Credit Agreement").  The Credit Agreement Amendment (i) extends the expiration date of the Company's revolving credit facility and the maturity date of the Company's term loan facility under the Fifth Amended Credit Agreement from June 8, 2017 to June 8, 2018 (the "Extended Maturity Date") and (ii) amends the definition of "Consolidated EBITDA" to include an add-back for certain non-cash gains and to take into account certain financial consequences of the sale by the Company of its total population health services business ("TPHS Business") to Sharecare, Inc. pursuant to terms of the previously announced Membership Interest Purchase Agreement among the Company, Sharecare, Inc. and Healthways SC, LLC (the "Purchase Agreement").

The Credit Agreement Amendment contemplates that some lenders may not agree to the Extended Maturity Date and therefore preserves June 8, 2017 as the non-extended maturity date (the "Non-Extended Maturity Date") for such lenders.  On the Non-Extended Maturity Date, the revolving commitments of non-consenting revolving lenders will terminate and any outstanding term loans and revolving loans owed to non-consenting lenders must be repaid.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
(b) Pro forma financial information. An unaudited pro forma condensed consolidated balance sheet as of March 31, 2016 and unaudited pro forma condensed consolidated statements of comprehensive income for the years ended December 31, 2013, 2014 and 2015 and for the three months ended March 31, 2016, each of which gives effect to the sale of the TPHS Business, are attached hereto as Exhibit 99.1 and are incorporated by reference herein.
(d) Exhibits
Exhibit 10.1	Eighth Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement
Exhibit 99.1	Unaudited pro forma consolidated financial information, giving effect to the transactions contemplated by the Purchase Agreement:
•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2016
•	Unaudited pro forma condensed consolidated statements of comprehensive income for the years ended December 31, 2013, 2014 and 2015 and for the three months ended March 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHWAYS, INC.

By:	/s/ Alfred Lumsdaine
Alfred Lumsdaine
Chief Financial Officer
Date:  August 4, 2016

EXHIBIT INDEX
Exhibit 10.1	Eighth Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement
Exhibit 99.1	Unaudited pro forma consolidated financial information, giving effect to the transactions contemplated by the Purchase Agreement:
•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2016
•	Unaudited pro forma condensed consolidated statements of comprehensive income for the years ended December 31, 2013, 2014 and 2015 and for the three months ended March 31, 2016